July 27, 2010
First Midwest Bancorp, Inc.
Keefe, Bruyette & Woods
Investment Conference

2

Forward Looking Statements &
Additional Information
 This presentation may contain, and during this presentation our management may make statements that may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the Private
 Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside our control. Forward-looking statements include, among other things, statements regarding our financial performance, business prospects, future growth and operating strategies, objectives and results.
 Actual results, performance or developments could differ materially from those expressed or implied by these forward-looking statements. Important factors that could cause actual results to differ from those in the forward-
 looking statements include, among others, those discussed in our Annual Report on Form 10-K, the preliminary prospectus supplement and other reports filed with the Securities and Exchange Commission, copies of which will be made available upon request. With the exception of fiscal year end information previously included in the audited financial statements in our Annual Report on Form 10-K, the information contained herein is unaudited.
 Except as required by law, we undertake no duty to update the contents of this presentation after the date of this presentation.
 The Company’s accounting and reporting policies conform to U.S. generally accepted accounting principles
 (“U. S. GAAP”) and general practice within the banking industry. As a supplement to GAAP, the Company has provided non-GAAP performance results. The Company believes that these non-GAAP financial measures are useful because they allow investors to assess the Company’s operating performance. Although the non-GAAP financial measures are intended to enhance investors’ understanding of the Company’s business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP.

3

First Midwest Presentation Index
  Who We Are
  Operating Performance
  Credit And Capital
  Market Opportunities
  Why First Midwest

4

Who We Are

McHenry
Lake
IOWA
DuPage
Cook
Scott
Kendall
Rock Island
Will
La Salle
Grundy
Lake
Knox
ILLINOIS
INDIANA
Vermilion
Champaign

Loan Mix
Deposit Mix4
  Highly Efficient Platform - $65mm
 Of Deposits Per Branch Office
  Leading Market Share In Non-
 Downtown Chicago MSA ³
  #9 In Market Share
  #8 In Distribution Network
$5.2bn
$6.1bn
Note: Information as of 30-Jun-10.
¹ Defined as time deposits less than $100,000.
² Defined as time deposits greater than $100,000.
³ Source: SNL Financial. Non-downtown ranking and market share based on total deposits in Chicago MSA less deposits in the city of Chicago. Data as of 31-Dec-09
4 Based on average deposit mix as of 30-Jun-10
Consumer
12%
Commercial
& Industrial
32%
Commercial
Real Estate
55%
Savings &
NOW
29%
Demand
19%
Money
Market
19%
Retail
Time¹
22%
Jumbo Time²
11%
Overview Of First Midwest
  Headquartered In Suburban
 Chicago
  $7.8bn Assets
  $5.2bn Loans
  $6.1bn Deposits
  69% Transactional
  $4.0bn Trust Assets

6

Operating Performance

7

Second Quarter Results
Key Metrics	2Q10	2Q09
Net Income Pre-Tax, Pre-Provision Earnings (1)	$7.8mm $33.0mm	$2.7mm $31.8mm
Net Interest Margin	4.21%	3.53%
Efficiency Ratio	57.9%	61.5%
Loans (2)	$5.2bn	$5.3bn
Avg. Transactional Deposits	$4.3bn	$3.7bn
2 Excludes $226mm of covered loans acquired in First DuPage FDIC-assisted transaction in 4Q09. Also excludes $56mm of covered loans acquired in Peotone FDIC-assisted transaction in 2Q10.
1 This is a non-GAAP financial measure. For reconciliation to GAAP measure, please refer to the appendix.

Second Quarter Highlights
  Lending Offset By Remediation
  C&I up 11% Annualized Vs. 1Q10
  Top Line Revenue Growth
  Margin 4.21%; Improved Fee-based Revenues
  Improved Credit Metrics
  Ample Credit And Liquidity

4.40
4.00
3.60
3.20
2.80
2.40
4.28
4.21
4.04
3.70
3.68
3.34
3.12
2006
2007
2008
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10

Efficiency Ratio % [1]

80.00
70.00
60.00
50.00
58.70
58.36
61.07
60.36
58.48
58.41
57.92
2006
2007
2008
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10

Pre-Tax, Pre-Provision Earnings/ RWA [2]

2.75%
2.25%
1.75%
1.25%
0.75%
2.09%
2.07%
2.00%
2.00%
1.71%
1.98%
1.57%
2006
2007
2008
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
FMBI
Chicago Peers 3
Metro Peers 4

Source: FMBI based on internal data; peer data from SNL Financial
¹ Equal to non-interest expense divided by fully taxable equivalent (FTE) net interest income and non-interest income. Excludes nonrecurring items.
² This is a non-GAAP financial measure. For reconciliation to GAAP measure, please refer to the appendix.
³ Chicago Peers based on median of MBFI, OSBC, PVTB, TAYC and WTFC.
4 Metro Peers based on median of CATY, CBSH, CFR, FCF, FMER, FULT, MBFI, ONB, PVTB, SUSQ, UMPQ, VLY, WTFC, and WTNY.
Net Interest Margin %
Comparison To Peers

Strengthening Our Sales Platform
  Sales Team
  Adding Depth And Resources
  Training
  Internet Enhancement
  Product Alignment

11

Credit And Capital

  ~95% in footprint
  Diversified + granular
  Majority have personal guarantees
Consumer Loans = $650mm
Home Equity
9%
Other
Consumer
1%
C&I
32%
Office,
Retail &
Industrial
23%
Residential
Construction
& Land 5%
Commercial
Construction &
Land 4%
Multi-family
7%
Other CRE
16%
Commercial Loans = $4.6bn
Real Estate - 1- 4
Family
3%
Total Loans = $5.2bn
People we know, businesses we know, markets we understand
Note: Loan data as of 30-Jun-10. Excludes $226mm of covered loans acquired in First DuPage FDIC-assisted transaction in 4Q09. Also excludes $56mm of covered loans acquired in Peotone FDIC-assisted transaction in 2Q10.
Addressing Realities Of Credit Cycle -
Loan Portfolio Overview
  Branch originated
  Home equity dominated

Performing Loans

Mix & Other
1%
Raw Land
17%
Substantially
Complete
27%
Developed
50%
In Construction
5%

Non-Performing Loans

Mix & Other
22%
Raw Land
42%
Substantially
Complete
13%
In Construction
2%
Developed
21%

2Q10 Loans = $241mm

$180
$120
$60
$0
$97
$108
$143
$139
$113
$93
$71
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10

Net Charge-Offs ($mm)

$40
$30
$20
$10
$0
$9
$11
$8
$5
$38
$4
$10
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10

19.1%	34.6%	NCOs / Avg. Loans[1]	8.9%

Non-Accrual Loans + 90s ($mm)
5%
	Performing	Non- Performing
Size of Portfolio ($mm)	$170	$71
Avg. Loan Size ($000s)	$571	$1,321
Loans > $5mm	3	3
% of Loans In-Market	96%	100%
% with Current Appraisal	70%	97%
NALs + 90s / Loans	23.2%	31.2%	36.0% 34.1% 29.5%	NCOs / Avg. Loans¹	7.2%	7.3%	4.8%	42.6% 6.4% 16.6%
Note: Portfolio data as of 30-Jun-10. ¹ Annualized
Residential Construction

Office, Retail & Industrial

$20
$10
$0
$18
$4
$1
$6
$1
$3
$11
$<1
$2
$12
$3
$6
$13
$2
$6
$10
$3
$10
$7
$2
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Office
Retail
Industrial

	Office	Retail	Industrial
Size of Portfolio ($mm)	$416	$311	$494
Avg. Loan Size (000s)	$835	$841	$885
Loans > $5mm	18	9	14
Owner Occupied	30%	20%	40%
% of Loans In-Market	93%	96%	96%
Non-Accrual Loans + 90s ($mm)
2Q10 Loans: $1.2bn
Office
34%
Retail
26%
Industrial
40%
23%
Note: Portfolio data as of 30-Jun-10. Owner occupied and loans in market as of 31-Dec-09
¹ Annualized

$300
$200
$100
$0
$59.2
$105.5
$129.1
$128.4
$115.0
$148.3
$124.1
$138.7
$135.4
$112.9
$130.7
$93.4
$128.8
$71.1
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10

$100
$50
$0
$9.1
$9.2
$15.6
$10.7
$16.3
$8.4
$5.2
$26.1
$44.1
$38.3
$4.5
$13.9
$10.2
$10.0
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10

Residential Construction & Land

Portfolio Excl. Residential Construction & Land

Non-Accrual Loans + 90s
Net Charge-Offs
Note: Excludes $226mm of covered loans acquired in First DuPage FDIC-assisted transaction in 4Q09. Also excludes $56mm of covered loans acquired in Peotone FDIC-assisted transaction in 2Q10.
NALs + 90s / Loans
Residential Construction & Land	20.7%	27.5%	32.3%	34.6%	36.0% 33.81% 29.51%
Portfolio Excl. Resi. Const. & Land	1.2	2.6	2.4	2.5	2.8 2.66 2.59
Total	3.1	4.8	4.9	5.0	4.8 4.31 3.84
NCOs / Avg. Loans - Annualized
Residential Construction & Land	7.18%	8.91%	7.31%	4.78%	42.55% 6.00% 14.97%
Portfolio Excl. Resi. Const. & Land	0.75	1.29	1.33	2.10	3.54 1.15 0.83%
Total	1.38	1.98	1.85	2.32	6.17 1.43 1.56%
$164.7
$257.5
$263.3
$262.8
$248.3
$82.4
$31.3
$24.7
$26.3
$18.3
$224.1
$18.4
$200.0
$20.2
Historical Credit Performance

$180
$150
$120
$90
$60
$30
$0
$37.0
$116.2
$73.9
$54.3
$26.1
$38.1
$6.0
$44.3
$4.1
$37.9
$8.0
$28.0
$6.3
$32.0
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
Accruing Loans 30 - 89 Days Past Due
Accruing Loans 90 Days or More Past Due

$153.2
$128.2
$64.2
$50.3
$42.0
Remediation efforts have resulted in much greater control over delinquencies
$36.0
$38.3
Delinquency Trends
($ in millions)

Addressing Reality of Credit Cycle
  Problems Concentrated In Residential Construction
  Reflects Illiquidity Of Suburban Market
  Performance Influenced By Sales And Property Values
  Investment In Remediation
  NPA Inflows Stabilizing; Shifting To Liquidation
  Progress Influenced By Market Liquidity
  30 - 89 Day Delinquencies Down 16% From 2Q09
  Adjusting Carrying Values To Market And Disposition Strategy

14%
12%
10%
8%
6%
4%
10.88%
8.68%
9.51%
FMBI
Chicago Peers
Metro Peers

Total Capital

20%
15%
10%
5%
0%
17.31%
14.89%
15.05%
FMBI
Chicago Peers
Metro Peers

1/6 2/15

Tier 1 RBC

20%
15%
10%
5%
0%
15.25%
12.47%
13.10%
FMBI
Chicago Peers
Metro Peers

NPA + 90 / TCE + LLR

50%
40%
30%
20%
10%
0%
32.20%
42.90%
32.09%
FMBI
Chicago Peers 1
Metro Peers 2

FMBI Rank	1/6	2/15	2/6	8/15

Leading Capital Foundation
First Midwest vs. Peers
 Source: company data and SNL Financial. FMBI as of a 30-Jun-10 and other companies as of 31-Mar-10. FMBI Tier 1 Common excludes equity credit allocated to TARP warrants.
 1 Chicago Peers based on median of MBFI, OSBC, PVTB, TAYC and WTFC.
 2 Metro Peers based on median of CATY, CBSH, CFR, FCF, FMER, FULT, MBFI, ONB, PVTB, SUSQ, UMPQ, VLY, WTFC, and WTNY.
Tier 1 Common
FMBI Rank	1/6	2/15
1
1
1
2
2
2

19

Market Opportunities

strong
and
trusted
For 70 years and counting your friends, neighbors and local businesses have chosen First Midwest as the bank they trust most.
Get connected today.
First Midwest Bank

07 26 10 14 17

Market Disruption
  Environment Creates Opportunities

  Within Chicago Market
  25 Failures Since Start Of 2009
  35 Institutions ($24 Billion) With Texas Ratio > 100%
  Well Positioned To Benefit
  Strong Capital Position
  Solid Reputation: In Marketplace 70+ Years
  Tenured Sales Force
  Experienced Management

07 26 10 14 17
21
Acquisition Opportunities
  Selective Criteria
  Strategically And Financially Accretive

  Ability To Strengthen The Company

  Leverages Our Skills
  Local Market Knowledge
  Experienced And Successful Acquirer
  6 Deals, $2.2bn Since 2003

  FDIC Becoming More Competitive
  Deals Likely Smaller
  Eventual Shift From Assisted To Unassisted

22

Acquisition	Date	Deposits	Core (1)	Retention	Loans	Branch	Pre-Tax Gain
First DuPage	4Q09	$229	26%	90%	$226	1	$13
Peotone Bank And Trust	2Q10	$84	49%	100%	$56	2	$4
Total		$313			$282	3	$17
Acquisitions Made
(1) Defined as total deposits less time deposits
Expanded Footprint, Financially Accretive,
Stronger Deposit Base
All dollar amounts in millions

23

Why First Midwest

  Position For Long-term Success
  Investment In Sales
  Expand Market Presence
  Pursue Growth Opportunities
  Manage Through Credit Cycle
  Continued Remediation Focus
  NPA Trends Slower, With Declines Dependent Upon Liquidation Success
 And Incremental Stress In CRE
  Manage Capital And Changing Regulatory Environment
Priorities for 2010

Positioned For Long-term Success
Why First Midwest
  Strong Core
  Working Through Cycle
  Solid Capital; Liquidity
  Experienced Team
  Market Opportunities Available

26
Questions?

27

28

Appendix

First Midwest Bancorp, Inc. *Press Release Dated July 21, 2010*

Pre-Tax, Pre-Provision Core Operating Earnings

Unaudited

(Dollar amounts in thousands)

	Quarters Ended		
	June 30, 2010	March 31, 2010	June 30, 2009
Income (loss) before taxes	$ **7,948**	$ 8,436	$ (3,710)
Provision for loan losses	**21,526**	18,350	36,262
Pre-tax, pre-provision earnings	**29,474**	26,786	32,552
Non-Operating Items			
Securities gains (losses), net	**1,121**	3,057	6,635
Gains on FDIC-assisted transaction	**4,303**	-	-
Losses realized on other real estate owned	**(8,924)**	(7,879)	(2,387)
FDIC special deposit insurance assessment	**-**	-	(3,500)
Total non-operating items	**(3,500)**	(4,822)	748
Pre-tax, pre-provision core operating earnings	$ **32,974**	$ 31,608	$ 31,804
Risk-weighted assets	$ **6,362,015**	$ 6,381,679	$ 6,335,010
Pre-tax, pre-provision core operating earnings to risk-weighted assets	**2.07%**	1.98%	2.01%

Reconciliation of Non-GAAP Measures
($ in 000s)